Exhibit 10.80

SECOND AMENDMENT TO MASTER CONVERSION AGREEMENT

This Second Amendment to Master Conversion Agreement (“Amendment”) dated August 15, 2011, is between The Pantry, Inc., a Delaware corporation with offices at 305 Gregson Drive, Cary, NC 27511 ‘PANTRY”), and Marathon Petroleum Company LP (f/k/a Marathon Petroleum Company LLC), a Delaware limited partnership with offices at 539 South Main Street, Findlay, Ohio 45840 (“MPC”), each a “Party” and together, the “Parties”.

WHEREAS, MPC and PANTRY entered into a Master Conversion Agreement dated July 26, 2010 as amended by First Amendment to Master Conversion Agreement dated February 14, 2011 (collectively the “Agreement”); and

WHEREAS, MPC and PANTRY desire to include additional motor fuel retail outlets within the Agreement;

WHEREAS, the Parties have agreed to amend the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set out below, the Parties agree:

1.           The Agreement is amended as follows:

(a)           Section 1(t) of the Agreement is deleted in its entirety and the following is substituted for it:

“(t)           “Retail Outlets” means the Phase 1 Outlets, the Phase 2 Outlets, and the Phase 3 Outlets. “Retail Outlet” means one of the Retail Outlets.”

(b)           The following is hereby added to the Agreement as Section 1(y):

“(y)           “Phase 3 Outlets” means the motor fuel retail outlets identified on Exhibit D to this Agreement.”

(c)           The following is hereby added to the Agreement as Section 1(z):

“(z)           “Tier [***] Volume” means the first [***] gallons, collectively, of [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.”

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(d)           The following is hereby added to the Agreement as Section 1(aa), Section 1(bb) and Section 1(cc):

“(aa)           “Tier [***] Volume” means the first [***] gallons, collectively, of [***] having an [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.

“(bb)           “Tier [***] Volume” means the first [***] gallons, collectively, of [***] having an [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.

(cc)           “Tier [***] Volume” means the first [***] gallons, collectively, of [***] having a [***] purchased by PANTRY directly from MPC at the Designated Terminals in a calendar month.”

(e)           The following is hereby added to the Agreement as Section 3(i):

“(i)           Phase 3 Outlets. Section 3(a) through (h) shall not apply to the Phase 3 Outlets.  The Parties agree that the Phase 3 Outlets will be reimaged or converted to the MARATHON brand at [***], in accordance with [***] image and identification standards and the mutually agreed image plans, which are outlined in Exhibit E to this Agreement (“Phase 3 Image Plan”).”

(f)           Section 4(a)(3) of the Agreement is deleted in its entirety and the following is substituted for it:

“(3)           Calculation of [***].

(A)           [***].

(i)           Subject to Section 4(a)(4), the calculation of the [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) for [***], up to and including the Tier [***] Volume, shall be as follows:

[***], where:

[***]

[***] The [***] of the [***] (based on the [***])[***], in the [***], of [***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***], with a [***] of [***]

In illustration, and not in limitation of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(ii)           Subject to Section 4(a)(4), the calculation of [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) for [***], in excess of the Tier [***] Volume shall be as follows:

[***], where:

[***]

[***] The [***] of the [***] (based on [***]) [***], in the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(B)           [***].

(i)           Subject to Section 4(a)(4), the calculation of the [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) for a [***], up to and including the Tier [***] Volume, shall be as follows:

[***], where:

[***]

[***] The [***] of the [***] (based on [***]) [***], for the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

(ii)           Subject to Section 4(a)(4), the calculation of [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) in a [***], in excess of the Tier [***] Volume shall be as follows:

[***], where:

[***]

[***] The [***] of the [***] (based on [***]) [***], for the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(C)           [***].

(i)           Subject to Section 4(a)(4), the calculation of [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) in a [***], up to and including the Tier [***] Volume, shall be as follows:

[***], where:

[***]

[***] The [***] of the [***] (based on [***]) [***], for the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].

(ii)           Subject to Section 4(a)(4), the calculation of [***] per each [***] of [***] having an [***], for which [***] pursuant to Section 4(a)(2) in a [***], in excess of the Tier [***] Volume shall be as follows:

[***], where:

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

[***]

[***] The [***] of the [***] (based on [***]) [***], for the [***], of [***]

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (e.g. [***] may be applicable), [***], with a [***] (e.g. [***] may be applicable) [***].”

 (g)           Section 4(b)(3) of the Agreement is deleted in its entirety and the following is substituted for it:

“(3)           Calculation of [***] Products Rebates.

(A)           The [***] of [***] for which a [***] pursuant to Section 4(b)(2) in a [***], up to and including the Tier [***] Volume, shall be as follows:

[***], where:

[***]

[***] The [***] of the [***] (based on the [***]) [***], in the [***], of the [***] for which [***] ([***])

[***], with a [***] of [***]

In illustration, and not in limitation, of the foregoing, [***] (or whatever [***] may be applicable) [***], with a [***] (or whatever [***] may be applicable) [***].

(B)           The [***] of [***] for which a [***] pursuant to Section 4(b)(2) in a [***] in excess of the Tier [***] Volume shall be as follows:

[***], where:

[***]

[***] The [***] of the [***] (based on the [***]) [***], in the [***], of the [***] for which [***] ([***])

[***], with a [***] of [***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

In illustration, and not in limitation, of the foregoing, [***] (or whatever [***] type may be applicable) [***], with a [***] (or whatever [***] type may be applicable).”

(h)           The following is hereby added to the Agreement as Section 4(d)(3):

“(3)           Notwithstanding the provisions of Section 4(d)(1); if all of the Phase 3 Outlets are not in [***] the Phase 3 Image Plan on or before December 31, 2011, [***] and [***] otherwise [***] shall be [***] on [***],[***], by [***] until [***], to [***], that all of the Phase 3 Outlets [***] Phase 3 Image Plan.”

(i)           Exhibit D attached to this Amendment is hereby added to the Agreement as Exhibit D.

(j)           Exhibit E attached to this Amendment is hereby added to the Agreement as Exhibit E.

2.           This Amendment shall be effective as of October 1, 2011.

3.           All capitalized terms used herein and not otherwise defined or redefined herein shall have the meanings assigned to them in the Agreement, and all terms defined or redefined herein shall be given the meaning set out herein.

4.           This Amendment may be executed in counterparts, each of which will be deemed to be an original and taken together shall be considered as one document.

5.           As amended hereby, the Agreement remains in full force and effect as the legal, binding obligation of the Parties, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment to Master Conversion Agreement on the day and year first written.

THE PANTRY, INC. (“PANTRY”)	MARATHON PETROLEUM COMPANY LP (“MPC”) By: MPC Investment LLC, its general partner

By_/s/ Terrance Marks________________	By_/s/ Thomas M. Kelley____________________
Its President and Chief Executive Officer	Its Senior Vice President

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

STATE OF NC                      )
) SS.
COUNTY OF WAKE           )

On this 3rd day of August, 2011, before me, the undersigned Notary Public in and for said County and State, came Terrance Marks, who did say, under oath, that he is President and Chief Executive Officer of The Pantry, Inc., a Delaware corporation, and that he executed this Second Amendment to Master Conversion Agreement on behalf of and with the authority of said corporation, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto affixed m hand and seal on the day and year last aforesaid.

_/s/ Traca N. Williamson_______________
Notary Public

My Commission expires:

_9/25/2013____________
              (SEAL)

STATE OF OHIO                                 )
) SS.
COUNTY OF HANCOCK                   )

On this 15th day of August, 2011, before me, the undersigned Notary Public in and for said County and State, came T. M. Kelley, as Senior Vice President, who did acknowledge that he executed this Second Amendment to Master Conversion Agreement on behalf of and with the authority of MPC Investment LLC, general partner of Marathon Petroleum Company LP, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

_/s/ Cynthia L. Ely__________________
Notary Public

My Commission expires:

_6/5/2016____________
           (SEAL)

EXHIBIT D
TO MASTER CONVERSION AGREEMENT
Dated July 26, 2010
by and between The Pantry, Inc. and
Marathon Petroleum Company LP (Vida Marathon Petroleum Company LLC)

Phase 3 Outlets

Street Address	City	State
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Page  of Exhibit D to Master Conversion Agreement

EXHIBIT E
TO MASTER CONVERSION AGREEMENT
Dated July 26, 2010
by and between The Pantry, Inc. and
Marathon Petroleum Company LP (f/k/a Marathon Petroleum Company LLC)

Phase 3 Image Plan

At each of the Phase 3 Outlets, [***] will install the following image items, at a minimum, which items shall comply with the [***] image and identification standards and the agreed plan below, and with respect to the canopy and price sign, also the Joint Image Plan:

•	Price Sign(s)
o	Refacing of existing pylon signs (ID sign and Price Sign) is acceptable
o	Kangaroo Express logo may maintain [***], with Marathon logo having [***], and at least [***] on such main ID sign, including but not limited to, [***]
o	High-rise signs containing the [***] must be replaced with either a [***] or [***].
•	Canopy
o	Comply with Joint Image Plan
o	ACM or vinyl is acceptable, resulting in flat fascia
o	Kangaroo Express logo on [***]
o	Two (2) sets of [***] ([***]), except to the extent prohibited by applicable zoning laws
o
Small round or square canopy columns/poles must be cladded to [***] standard specifications. Large round canopy columns/poles must be painted to match [***] cladding specifications. To ensure consistency with imaging of Phase 1 Outlets and Phase 2 Outlets, [***], but [***].

o	Lane identifiers to [***] standard specifications
•	Dispensers
o	STP® pump skirts
o	Dispenser cladding required. [***] to install new dispenser side risers to [***] specifications. Side risers must be stainless steel or white
o	Standard [***] round valances required, except where the pump’s proximity to canopy pole does not allow for standard round valance, in which case approved square valences are permitted
o	Any diesel dispensers underneath gasoline canopy must be imaged to [***] standard specs
o	Any [***] dispensers must be labeled [***]
•	Area lights/poles to be painted white
•	Trash receptacles must be [***] —1 receptacle per dispenser
•	Bollards to be painted black

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Page 1 of Exhibit E to Master Conversion Agreement

•	Gas island curbing to be painted black or be stainless steel
•	All other site curbing to be painted white
•	Marketing materials:
o	Outdoor application holders — present and stocked
o	Indoor application holders — present and stocked

The image concept for each Phase 3 Outlet must be submitted to [***], and [***], prior to [***] for such Phase 3 Outlet.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Page 2 of Exhibit E to Master Conversion Agreement